SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K
                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


    Date of Report (Date earliest event reported) October 30, 2002


Commission   Registrant, State of Incorporation,     I.R.S. Employer
File Number  Address and Telephone Number            Identification No.

1-11299      ENTERGY CORPORATION                     72-1229752
             (a Delaware corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70113
             Telephone (504) 576-4000

Form 8-K


Item 7.   Financial Statements, Pro Forma Financial Statements and
Exhibits

     (c) Exhibits.

   Exhibit                  Description
     No.
     99.1    Release, dated October 30, 2002, issued
             by Entergy.

     99.2    Release, dated October 30, 2002, issued
             by Entergy.

     99.3    Slide presentation given by the Executive
             Vice President and Chief Financial
             Officer, C. J. Wilder, of Entergy
             Corporation on October 30, 2002.


Item 9.   Regulation FD Disclosure

Entergy Corporation

      On October 30, 2002, Entergy Corporation ("Entergy") issued two public announcements, which are attached as exhibits hereto and incorporated herein by reference. Entergy's senior management team will host an earnings conference call at 10:00 a.m. CST, Wednesday, October 30, 2002. The call and the slide presentation can also be accessed via Entergy's web site at www.entergy.com/webcasts.



                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Entergy Corporation

                                        By:  /s/ Nathan E. Langston
                                             Nathan E. Langston
                                             Senior Vice President and
                                             Chief Accounting Officer

Dated: October 30, 2002